UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 2, 2004

FMC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road, Houston, TX 77067

(Address of principal executive offices) (Zip Code)

(281) 591-4000

Registrant’s telephone number, including area code

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits:

99.1	Press Release issued by FMC Technologies, Inc. dated August 2, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 2, 2004, FMC Technologies, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC TECHNOLOGIES, INC.

By:	/S/ WILLIAM H. SCHUMANN, III
William H. Schumann, III
Senior Vice President, Chief Financial Officer and Treasurer

Date: August 2, 2004